Exhibit 10.3

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

This FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this “Amendment”), dated as of August 15, 2024, is entered into by and among CALAVO GROWERS, INC., a California corporation (“Calavo”), RENAISSANCE FOOD GROUP, LLC, a Delaware limited liability company (“RFG”), HAWAIIAN SWEET, INC., a California corporation (“Hawaiian Sweet”), GH FOODS CA, LLC, a California limited liability company (“GHF”), GHSW, LLC, a Texas limited liability company (“GHSW”), GHGA, LLC, a Delaware limited liability company (“GHGA”), GHNW, LLC, a Delaware limited liability company (“GHNW”, and together with Calavo, RFG, Hawaiian Sweet, GHF, GHSW, and GHGA, each, a “Borrower” and collectively, the “Borrowers”), the other Loan Parties party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”) and Wells Fargo as a Lender.

RECITALS

A.The Loan Parties party thereto, the lenders party thereto from time to time (the “Lenders”), and Agent have previously entered into that certain Credit Agreement dated as of June 26, 2023 (as may be amended, restated, amended and restated, supplemented or otherwise from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrowers.  Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement (as amended pursuant to this Amendment).

B.Calavo, RFG, GHF, GHSW, GHGA, and GHNW (together with Calavo, RFG, GHF, and GHSW, collectively, the “Sellers”) have informed Agent that they are entering into an Asset Purchase Agreement (the “APA”) with F&S Produce Co., Inc. (“Produce”) and F&S Produce West LLC (“West”; and together with Produce, the “Buyers”), pursuant to which the Sellers will sell to Buyers the Purchased Assets (as such term is defined in the APA, hereinafter, the “Assets”) on or about the date hereof (the “Asset Sale”).

C. Force 1730 Eastridge LLC, a California limited liability company (“Force 1730”), entered into that certain Purchase and Sale Agreement (the “Sale Agreement”), with Mid-Eastern West LLC, a California limited liability company (“MEW”). Pursuant to the Sale Agreement, Force 1730 intends to sell the Property (as defined in the Sale Agreement, hereinafter, the “Property”, and together with the Assets, collectively, the “Purchased Assets”) to MEW on or about the date hereof (the “Property Sale”, and together with the Asset Sale, collectively, the “Sale”).

D. The Loan Parties have requested, and Agent and the Lender party hereto (which such Lender constitutes all Lenders party to the Credit Agreement as of the effectiveness of this Amendment) are willing to, (i) amend the Credit Agreement and (ii) consent to the Sale, in each case, pursuant to the terms and conditions set forth herein.

E.The Loan Parties are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement or the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained,

and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.Amendments to Credit Agreement.

(a)The definition of “M&E Subline Amount” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“M&E Subline Amount” means $1,703,476.02; provided, that such amount shall be permanently reduced by an amount equal to $24,335.37 on September 1, 2024 and on the first day of each month ending thereafter.

(b)The definition of “Maximum Revolver Amount” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maximum Revolver Amount” means $75,000,000, decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) of this Agreement and increased by the amount of any Increase made in accordance with Section 2.14 of this Agreement.

2.Consent to Sale. Subject to the satisfaction (or waiver in writing by Agent) of the conditions precedent set forth in Section 3 hereof, solely for purposes of Section 6.4 of the Credit Agreement, Agent and the Lenders hereby irrevocably consent to the Sale, in accordance with the APA and Sale Agreement, as applicable, so long as all of the following conditions are fully satisfied:

(a)immediately after giving effect to the Sale and the exclusion from the Borrowing Base of all Purchased Assets sold by the Sellers in connection with the Sale, the aggregate Revolving Exposure shall not exceed the Availability;

(b)no Default or Event of Default has occurred and is existing or will occur as a result of or immediately following the Sale;

(c)Agent shall have received a Borrowing Base Certificate giving effect to the exclusion of the Purchased Assets, in form and substance satisfactory to Agent;

(d)the Property Sale is consummated pursuant to the Sale Agreement on or prior to August 23, 2024;

(e)the Asset Sale is consummated pursuant to the APA on or prior to August 23, 2024; and

(f)immediately after giving effect to the Sale, the proceeds of the Sale are remitted to Agent for application to the Obligations as follows: $3,216,805.45 shall be applied to the outstanding Capex Advances, and the remainder shall be applied to the outstanding Revolving Loans.

Upon consummation of the Sale in accordance with the terms and conditions of this Amendment, Agent and the Lenders hereby automatically release their security interest in the Purchased Assets that are sold pursuant to the Sale; provided, that, Agent and the Lenders shall retain their security interest in all proceeds of the Sale. Agent and the Lenders shall provide Borrower Representative with any documents reasonably requested by Borrower Representative to evidence or confirm the foregoing release of the Purchased Assets. In addition, upon consummation of the Sale in accordance with the terms and conditions of this

Amendment, Agent agrees to file, or permit the Borrower Representative or its designee to so file, a UCC-3 amendment, in form and substance satisfactory to Agent, which amends its filings against the Sellers to evidence its release of its Liens on the Purchased Assets.

3.Conditions Precedent to Effectiveness of this Amendment. This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:

(a)Amendment.  Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b)APA. Agent shall have received a final form copy of the APA (together with any exhibits and schedules thereto), and the APA shall be in form and substance satisfactory to Agent.

(c)Sale Agreement. Agent shall have received a final form copy of the Sale Agreement (together with any exhibits and schedules thereto), and the Sale Agreement shall be in form and substance satisfactory to Agent

(d)Representations and Warranties.  The representations and warranties set forth herein and the Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

(e)No Default.  Immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred or be continuing, nor shall either result from this Amendment.

4.Representations and Warranties.  Each Loan Party represents and warrants to Agent and the Lenders as of the date hereof as follows:

(a)Authority. Each Loan Party has the requisite corporate power or limited liability company power, as applicable, and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is are a party.  The execution, delivery and performance by each Loan Party of this Amendment has been duly approved by all necessary corporate action or limited liability company action, as applicable, have received all necessary governmental approval, if any, and does not contravene any material provision of federal, state, or local law or regulation applicable to any Loan Party, the Governing Documents of any Loan Party or any material order, judgement or decree of any court or Governmental Authority binding on any Loan Party, or conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of any Loan Party where any such conflict, breach or default could individually or in the aggregate reasonable be expected to have a Material Adverse Effect.  No other proceedings are necessary to consummate such transactions.

(b)Enforceability.  This Amendment has been duly executed and delivered by each Loan Party.  This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and is in full force and effect.

(c)Representations and Warranties.  The representations and warranties set forth in each Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

(d)No Default.  No event has occurred and is continuing that constitutes a Default or Event of Default.

5.Choice of Law.  The validity of this Amendment, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of California.

6.Counterparts and Electronic Execution.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement.  Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, as in effect from time to time, state enactments of the Uniform Electronic Transactions Act, as in effect from time to time, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.  Agent reserves the right, in its discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment.  Any party delivering an executed counterpart of this Amendment by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

7.Reference to and Effect on the Loan Documents.

(a)Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)Except as specifically set forth in this Amendment, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Loan Party to Agent and Lenders without defense, offset, claim or contribution.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8.Ratification.  Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents, as amended hereby.

9.Estoppel.  To induce Agent and Lenders to enter into this Amendment and to induce Agent and Lenders to continue to make advances to Borrowers under the Credit Agreement, each Loan Party hereby acknowledges and agrees that, as of the date hereof, there exists no Default or Event of Default, and no right of offset, defense, counterclaim or objection in favor of each Loan Party as against Agent or any Lender with respect to the Obligations.

10.Integration.  This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11.Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.Submission of Amendment.  The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWERS:	CALAVO GROWERS, INC., a California corporation

	By:	/s/ Shawn Munsell
	Name:	Shawn Munsell
	Title:	CFO

RENAISSANCE FOOD GROUP, LLC, a Delaware limited liability company

By: Calavo Growers, Inc., its Manager

	By:	/s/ Shawn Munsell
	Name:	Shawn Munsell
	Title:	CFO

HAWAIIAN SWEET, INC., a California corporation

	By:	/s/ Shawn Munsell
	Name:	Shawn Munsell
	Title:	CFO

GH FOODS CA, LLC, a California limited liability company

By: Renaissance Food Group, LLC, its Manager

By: Calavo Growers, Inc., its Manager

	By:	/s/ Shawn Munsell
	Name:	Shawn Munsell
	Title:	CFO

[Signature Page to First Amendment to Credit Agreement and Consent]

GHSW, LLC, a Texas limited liability company

By: Renaissance Food Group, LLC, its Manager

By: Calavo Growers, Inc., its Manager

By:	/s/ Shawn Munsell
Name:	Shawn Munsell
Title:	CFO

GHGA, LLC, a Delaware limited liability company

By: Renaissance Food Group, LLC, its Manager

By: Calavo Growers, Inc., its Manager

By:	/s/ Shawn Munsell
Name:	Shawn Munsell
Title:	CFO

GHNW, LLC, a Delaware limited liability company

By: Renaissance Food Group, LLC, its Manager

By: Calavo Growers, Inc., its Manager

By:	/s/ Shawn Munsell
Name:	Shawn Munsell
Title:	CFO

[Signature Page to First Amendment to Credit Agreement and Consent]

OTHER LOAN PARTIES:	GHSE, LLC, a Florida limited liability company

By: Renaissance Food Group, LLC, its Manager

By: Calavo Growers, Inc., its Manager

	By:	/s/ Shawn Munsell
	Name:	Shawn Munsell
	Title:	CFO

FORCE 1730 EASTRIDGE, LLC, a California limited liability company

By: Calavo Growers, Inc., its Manager

	By:	/s/ Shawn Munsell
	Name:	Shawn Munsell
	Title:	CFO

[Signature Page to First Amendment to Credit Agreement and Consent]

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent and as a Lender

By:	/s/ Michael L. Gerard
Name:	Michael L. Gerard
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement and Consent]